Exhibit 99.1

Ira J. Gumberg

1051 Brinton Road

Pittsburgh, PA 15221

March 31, 2004

Gumberg Associates – Chapel Square

1051 Brinton Road

Pittsburgh, PA 15221

Re:	Lease Agreement dated February 21, 2002 (“Lease Agreement”) Between Mellon Bank, N.A. (“Mellon Bank”) and Gumberg Associates – Chapel Square (the “Partnership”)

Dear Sirs:

I am a 1% General Partner and a 40 2/3 % Limited Partner in the Partnership. As such, I hereby waive any right to any Partnership income to which I would otherwise be entitled that results from payments by Mellon Bank under the Lease Agreement.

Very truly yours,

/s/ Ira J. Gumberg

Ira J. Gumberg
/rjw